UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

July 16, 2009 (July 15, 2009)

SPECTRUM BRANDS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	001-13615	22-2423556
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Six Concourse Parkway, Suite 3300 Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

(770) 829-6200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.	Bankruptcy or Receivership.

As previously reported, on February 3, 2009, Spectrum Brands, Inc. (the “Company”) and its United States subsidiaries (together with the Company, collectively, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the Western District of Texas (the “Bankruptcy Court”) seeking reorganization relief under the provisions of Chapter 11 of Title 11 of the United States Bankruptcy Code. The Chapter 11 cases are being jointly administered by the Bankruptcy Court as Case No. 09-50456 (the “Bankruptcy Cases”).

In connection with the Bankruptcy Cases, the Debtors filed a final joint plan of reorganization, as further amended by that certain first modification and that certain second modification, with the Bankruptcy Court (Docket Nos. 796 and 979, respectively) (collectively, the “Plan of Reorganization”). The joint plan of reorganization is incorporated into this Current Report on Form 8-K by reference to Exhibit 99.T3E.2 to the Company’s Form T-3, filed with the Securities and Exchange Commission on April 28, 2009. Copies of the first and second modifications to the joint plan of reorganization are attached to this Current Report on Form 8-K as Exhibit 99.2 and Exhibit 99.3, respectively, and incorporated by reference into this Current Report on Form 8-K. The Plan of Reorganization is supplemented by certain implementing documents filed with the Bankruptcy Court on June 8, 2009, and amended on July 10, 2009 (collectively, the “Plan Supplement”) (Docket Nos. 795 and 978, respectively).

On June 25, 2009, the Bankruptcy Court announced confirmation of the Plan of Reorganization and on July 15, 2009, the Bankruptcy Court followed that up by entering a written order (Docket No. 996) (the “Confirmation Order”) confirming the Plan of Reorganization (the Plan of Reorganization as confirmed by the Confirmation Order, the “Confirmed Plan”). A copy of the Confirmation Order is attached hereto as Exhibit 99.4 and is incorporated into this Current Report on Form 8-K by reference.

On July 15, 2009, the Official Committee of Equity Security Holders (the “Committee”) filed a notice of appeal of the Confirmation Order. As a result of the filing, pursuant to rules 3020(e) and 9006(a) of the Bankruptcy Rules, the Confirmation Order is stayed until July 27, 2009. The Committee is expected to seek a further stay of the Confirmation Order from the federal district court. If a further stay is not granted, the Debtors will be free to implement the Confirmed Plan following the expiration of the stay under rule 3020(e), subject to satisfaction or waiver of the conditions precedent to the effectiveness of the Confirmed Plan.

Copies of the Plan of Reorganization, the Plan Supplement and the Confirmation Order are also publicly available and may be accessed free of charge at http://loganandco.com. The information set forth on the foregoing website shall not be deemed to be part of or incorporated by reference into this Current Report on Form 8-K.

The following is a summary of the material matters contemplated to occur either pursuant to or in connection with the confirmation and implementation of the Confirmed

Plan. This summary only highlights certain of the substantive provisions of the Confirmed Plan and is not intended to be a complete description of, or a substitute for a full and complete reading of, the Confirmed Plan. This summary is qualified in its entirety by reference to the full text of the Plan of Reorganization and the Confirmation Order. All capitalized terms used herein but not otherwise defined in this Current Report on Form 8-K have the respective meanings set forth in the Plan of Reorganization.

Material Terms of the Confirmed Plan

The Debtors will emerge from bankruptcy reorganized pursuant to the Confirmed Plan, which contemplates the following restructuring transactions, among others, described in the Confirmed Plan.

1. Creditor Recoveries

The expected recoveries for holders of Claims are described in Article III of the Plan of Reorganization.

2. Conditions Precedent to the Effectiveness of the Confirmed Plan

Conditions to the consummation of the Confirmed Plan are that the following conditions have been satisfied or waived:

a. The Confirmation Order shall have been entered in form and substance reasonably satisfactory to the Debtors, each of the negotiating noteholders, and the agent for the lenders under the exit credit facility. The Confirmation Order shall, among other things, (i) provide that the Debtors and reorganized Debtors are authorized and directed to take all actions necessary or appropriate to enter into, implement and consummate the contracts, instruments, releases, leases, indentures and other agreements or documents created under or in connection with the Confirmed Plan; (ii) approve the exit credit facility in form and substance reasonably satisfactory to each of the negotiating noteholders; (iii) authorize the issuance of the new senior subordinated notes and new common stock of the reorganized Company and (iv) provide that notwithstanding rule 3020(e) of the Bankruptcy Rules, the Confirmation Order shall be immediately effective, subject to the terms and conditions of the Confirmed Plan;

b. The Confirmation Order shall not be stayed, vacated or reversed;

c. The new governing documents for the reorganized Company and its reorganized subsidiaries, the exit credit facility, amendment no. 1 to the Company’s senior term credit facility, the reorganized Company’s new equity incentive plan, the new indenture, the registration rights agreement with respect to the reorganized Company’s new common stock, and the registration rights agreement with respect to the reorganized Company’s new senior subordinated notes shall be in form and substance reasonably satisfactory to the Debtors, each of the negotiating noteholders, and the agent for the lenders under the exit credit facility, and shall have been executed and delivered, and all conditions precedent to the effectiveness of each such document shall have been satisfied or waived, including, without limitation, and with respect to the new indenture, the effectiveness of the application for qualification of the new indenture under the Trust Indenture Act of 1939, as amended;

d. The Debtors shall have arranged for credit availability under the exit credit facility in amount, form, and substance reasonably satisfactory to the Debtors, each of the negotiating noteholders, and the agent for the lenders under the exit credit facility;

e. All material authorizations, consents, and regulatory approvals required, if any, in connection with consummation of the Confirmed Plan shall have been obtained;

f. All material actions, documents, and agreements necessary to implement the Confirmed Plan shall have been effected or executed.

As noted above, due to the notice of appeal of the Confirmation Order filed by the Committee, the Confirmation Order has been stayed until July 27, 2009.

3. Discharge, Releases, Exculpation, Indemnification and Injunction

Discharge of Claims

Except as otherwise provided in the Confirmed Plan or the Confirmation Order, upon the effective date of the Confirmed Plan the Debtors shall be deemed discharged and released under Section 1141(d)(1)(A) of the Bankruptcy Code from any and all Claims, including, but not limited to, demands and liabilities that arose before the effective date of the Confirmed Plan, and all debts of the kind specified in Section 502 of the Bankruptcy Code, and all Spectrum Interests shall be terminated. Except as provided in the Confirmed Plan or the Confirmation Order, the Confirmation Order shall be a judicial determination of discharge of all such Claims and other debts and liabilities against the Debtors and termination of all Spectrum Interests, pursuant to Sections 524 and 1141 of the Bankruptcy Code.

Debtor Release

As of the effective date of the Confirmed Plan, the Debtors and the reorganized Debtors shall be deemed to forever release, waive, and discharge all claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action and liabilities whatsoever (other than for fraud, willful misconduct, or gross negligence) in connection with or related to the Debtors, the Chapter 11 Case, or the Confirmed Plan (other than the rights of the Debtors and the reorganized Debtors to enforce the Confirmed Plan), that may be asserted by or on behalf of the Debtors, or the Reorganized Debtors against (i) any of the other Debtors and any of the Debtors’ non-Debtor subsidiaries, (ii) any of the directors, officers, and employees of any of the Debtors or any of the Debtors’ non-Debtor subsidiaries serving during the pendency of the Chapter 11 Case, (iii) any professionals of the Debtors, (iv) each of the negotiating noteholders, (v) any noteholder, solely in its capacity as a noteholder, that votes to accept the Plan, (vi) the agent for the Company’s debtor-in-possession credit facility, (vii) the lenders under the Company’s debtor-in-possession credit facility, (viii) the supplemental debtor-in-possession credit facility participants, (ix) the trustee under the Company’s existing indentures, (x) the equity committee, (xi) the senior secured agent and any other past or present agent or issuer under the term facility loan documents, solely in their respective capacities as such an agent or issuer, (xii) any holder of a term facility claim, solely in its capacity as such a holder, (xiii) the respective directors, officers, employees, members, participants, agents, representatives, partners, affiliates, counsel and other advisors of each of the parties identified in the foregoing (i) through (xii), but only in their capacities on behalf of such parties, and (xiv) any of the successors or assigns of any of the parties identified in the foregoing (i) through (xii). The Confirmed Plan provides that the releases shall not operate as a release of intercompany obligations between any of the Debtors or between any of the Debtors and their non-Debtor subsidiaries. The releases are also subject to the reservation of the Debtors’ and reorganized Debtors’ rights to assert or enforce any claims, obligations, suits, judgments, demands, debts, rights, causes of action or liabilities they may have against any of their employees (other than any director or officer) that is based upon an alleged breach of a confidentiality, noncompete or any other contractual or fiduciary obligation owed to the Debtors or the reorganized Debtors.

Exculpation

To the extent permitted by applicable law and approved in the Confirmation Order, none of the Debtors, the reorganized Debtors or their respective subsidiaries, the Debtors’ professionals, the negotiating noteholders, any noteholder, solely in its capacity as a noteholder, that votes to accept the Plan of Reorganization, the agent for the Company’s debtor-in-possession credit facility, the lenders under the Company’s debtor-in-possession credit facility, the supplemental debtor-in-possession credit facility participants, the trustee under the Company’s indentures, the equity committee, the senior secured agent and any past or present agent or issuer under the term facility loan documents, solely in their respective capacities as such an agent or issuer, any holder of a term facility claim, solely in its capacity as such a holder, or any of their respective directors, officers, employees, members, participants, agents, representatives, partners, affiliates, counsel, other advisors, successors or assigns, shall have or incur any liability to any holder of a Claim or an Interest, or any other party in interest, or any of their respective present or former directors, officers, employees, members, participants, agents, representatives, partners, affiliates, counsel, other advisors, successors or assigns, for any act or omission in connection with, relating to, or arising out of, the chapter 11 cases or the Confirmed Plan.

Indemnification

Upon the effective date of the Confirmed Plan, the reorganized Company’s governing documents and the governing documents of the Company’s reorganized subsidiaries shall contain provisions which, to the fullest extent permitted by applicable law, (i) eliminate the personal liability of the Debtors’ directors, officers, and key employees serving before, on, and after the petition date and the reorganized Debtors’ directors, officers, and key employees serving on and after the effective date for monetary damages; and (ii) require such reorganized Debtor, subject to appropriate procedures, to indemnify those of the Debtors’ directors, officers, and key employees serving prior to, on, or after the effective date for all claims and actions, including, without limitation, for pre-effective date acts and occurrences.

Indemnification obligations owed to those of the Debtors’ directors, officers, and employees serving prior to, on, and after the petition date shall be deemed to be, and shall be treated as though they are, contracts that are assumed pursuant to Section 365 of the Bankruptcy Code under the Confirmed Plan, and such indemnification obligations (subject to any defenses thereto) shall survive the effective date of the Confirmed Plan and remain unaffected by the Confirmed Plan, irrespective of whether obligations are owed in connection with a pre-petition date or post-petition date occurrence.

Indemnification obligations owed to any of the Debtors’ professionals pursuant to Sections 327 or 328 of the Bankruptcy Code and order of the Bankruptcy Court, whether such indemnification obligations relate to the period before or after the petition date, shall be deemed to be, and shall be treated as though they are, contracts that are assumed pursuant to Section 365 of the Bankruptcy Code under the Confirmed Plan.

Injunction

Except as provided in the Confirmed Plan or the Confirmation Order, as of the effective date of the Confirmed Plan, all persons that have held, currently hold, may hold, or allege that they hold, a Claim or other debt or liability that is discharged or an Interest or other right of an equity security holder that is terminated pursuant to the terms of the Confirmed Plan are permanently enjoined from taking any of the following actions against the Debtors, the reorganized Debtors, and their respective subsidiaries or their property on account of any such discharged Claims, debts, or liabilities or terminated Interests or rights: (i) commencing or continuing, in any manner or in any place, any action or other proceeding; (ii) enforcing, attaching, collecting, or recovering in any manner any judgment, award, decree, or order; (iii) creating, perfecting, or enforcing any Lien or encumbrance; (iv) asserting a setoff, right of subrogation, or recoupment of any kind against any debt, liability, or obligation due to the Debtors or the reorganized Debtors; or (v) commencing or continuing any action, in each such case in any manner, in any place, or against any Person that does not comply with or is inconsistent with the provisions of the Confirmed Plan.

Except as provided in the Confirmed Plan or the Confirmation Order, as of the Effective Date, all persons that have held, currently hold, or may hold, a Claim, obligation, suit, judgment, damage, demand, debt, right, cause of action, or liability that is released with respect to provisions relating to a claimed subordinated right, a release by the Debtors or reorganized Debtors, or exculpation and limitation of liability of the Confirmed Plan are permanently enjoined from taking any of the following actions on account of such released Claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action, or liabilities or terminated Interests or rights: (i) commencing or continuing, in any manner or in any place, any action or other proceeding; (ii) enforcing, attaching, collecting, or recovering in any manner any judgment, award, decree, or order; (iii) creating, perfecting, or enforcing any lien or encumbrance; (iv) asserting a setoff against any debt, liability, or obligation due to any released person; or (v) commencing or continuing any action, in any manner, in any place, or against any Person that does not comply with or is inconsistent with the provisions of the Confirmed Plan.

Securities to Be Issued Under the Confirmed Plan

The Confirmed Plan provides for the extinguishment of existing common stock of the Company with no distributions to holders of the current equity. The Confirmed Plan further provides for the reorganized Company to issue an aggregate of 30,000,000 shares of new common stock to be issued on the effective date of the Confirmed Plan, which includes 27,030,000 shares of new common stock to be issued to holders of allowed claims with respect to the Company’s existing senior subordinated notes and 2,970,000 shares of new common stock to be issued to supplemental debtor-in-possession facility participants on account of the equity fee earned under the Debtors’ debtor-in-possession credit facility. In addition, the Confirmed Plan provides for the issuance on the effective date of an aggregate principal amount of $218,076,405 of 12% Senior Subordinated Toggle Notes due 2019 to holders of allowed claims with respect to the Company’s existing senior subordinated notes. As of the date of this Current Report on Form 8-K, no additional shares of common stock have been reserved for future issuance in respect of other claims and interests filed and allowed under the Confirmed Plan.

Assets and Liabilities of the Company

Information as to the assets and liabilities of the Company as of March 29, 2009, is incorporated by reference to the quarterly report on Form 10-Q for the fiscal quarter ended March 29, 2009, filed May 7, 2009.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which are based on the Company’s current expectations and involve risks and uncertainties. The Company cautions the reader that actual results could differ materially from the expectations described in the forward-looking statements. These risks and uncertainties include, without limitation, (1) risks that the federal district court will impose a further stay on the Confirmed Plan, (2) the ability of the Debtors to successfully implement all post-emergence aspects of the Confirmed Plan, (3) risks that the bankruptcy cases disrupt current plans and operations; (4) risks that Spectrum Brands’ businesses could suffer from the loss of key customers, suppliers or personnel during the pendency of the bankruptcy cases, (5) risks that Spectrum Brands will be able to maintain sufficient liquidity for the pendency of the bankruptcy cases, (6) risks that the Company will be able to successfully close the exit financing, (7) risks that changes and developments in external competitive market factors, such as introduction of new product features or technological developments, development of new competitors or competitive brands or competitive promotional activity or spending, (8) changes in consumer demand for the various types of products Spectrum Brands offers, (9) unfavorable developments in the global credit markets, (10) the impact of overall economic conditions on consumer spending, (11) fluctuations in commodities prices, the costs or availability of raw materials or terms and conditions available from suppliers, (12) changes in the general economic conditions in countries and regions where Spectrum Brands does business, such as stock market prices, interest rates, currency exchange rates, inflation and consumer spending, (13) Spectrum Brands’ ability to successfully implement manufacturing, distribution and other cost efficiencies and to continue to benefit from its cost-cutting initiatives, (14) unfavorable weather conditions and various other risks and uncertainties, including those discussed herein and those set forth in the Company’s securities filings, including the most recently filed Annual Report on Form 10-K or Quarterly Report on Form 10-Q. The Company also cautions the reader that its estimates of trends, market share, retail consumption of its products and reasons for changes in such consumption are based solely on limited data available to the Company and management’s reasonable assumptions about market conditions, and consequently may be inaccurate, or may not reflect significant segments of the retail market.

The Company also cautions the reader that undue reliance should not be placed on any of the forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no responsibility to update any of these forward-looking statements to reflect events or circumstances after the date of this report or to reflect actual outcomes.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Joint Plan of Reorganization of Spectrum Jungle Labs Corporation, et al., Debtors (filed as Exhibit 99.T3E.2 to the Company’s Form T-3, filed with the Securities and Exchange Commission on April 28, 2009 and incorporated to this Form 8-K by reference herein)

99.2	First Modification to Joint Plan of Reorganization

99.3	Second Modification to Joint Plan of Reorganization

99.4	Confirmation Order entered by the Bankruptcy Court on July 15, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2009	SPECTRUM BRANDS, INC.

	By:	/s/ Anthony L. Genito
	Name:	Anthony L. Genito
	Title:	Executive Vice President, Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Joint Plan of Reorganization of Spectrum Jungle Labs Corporation, et al., Debtors (filed as Exhibit 99.T3E.2 to the Company’s Form T-3, filed with the Securities and Exchange Commission on April 28, 2009 and incorporated to this Form 8-K by reference herein)

99.2	First Modification to Joint Plan of Reorganization

99.3	Second Modification to Joint Plan of Reorganization

99.4	Confirmation Order entered by the Bankruptcy Court on July 15, 2009